UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)—May 6, 2020
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:		Trading Symbol(s)	Name of exchange on which registered
Common Shares	$0.01 par value per share	AGO	New York Stock Exchange
Assured Guaranty Municipal Holdings Inc. 6-7/8% $100,000,000 Quarterly Interest Bonds due 2101 (and the related guarantee of Registrant)		AGO PRB	New York Stock Exchange
Assured Guaranty Municipal Holdings Inc. 6.25% $230,000,000 Quarterly Interest Bonds due 2102 (and the related guarantee of Registrant)		AGO PRE	New York Stock Exchange
Assured Guaranty Municipal Holdings Inc. 5.60% $100,000,000 Quarterly Interest Bonds due 2103 (and the related guarantee of Registrant)		AGO PRF	New York Stock Exchange
Assured Guaranty US Holdings Inc. 5.000% $500,000,000 Senior Notes due 2024 (and the related guarantee of Registrant)		AGO 24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company convened its annual general meeting of shareholders on May 6, 2020, pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1. Election of Directors:

Director Nominees	For	Against	Abstain	Broker Non-Votes
Francisco L. Borges	75,188,650	2,722,384	41,021	4,722,404
G. Lawrence Buhl	75,712,591	2,198,447	41,017	4,722,404
Dominic J. Frederico	77,293,976	616,863	41,216	4,722,404
Bonnie L. Howard	77,843,300	67,727	41,028	4,722,404
Thomas W. Jones	76,982,223	928,365	41,467	4,722,404
Patrick W. Kenny	75,182,494	2,728,346	41,215	4,722,404
Alan J. Kreczko	77,729,308	181,482	41,265	4,722,404
Simon W. Leathes	77,852,678	57,912	41,465	4,722,404
Michael T. O'Kane	76,784,682	1,126,157	41,216	4,722,404
Yukiko Omura	77,865,638	43,081	43,336	4,722,404

2. To approve, on an advisory basis, the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
73,045,106	4,875,831	31,118	4,722,404

3. To appoint PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditor for the fiscal year ending December 31, 2020, and to authorize the Board of Directors, acting through its Audit Committee, to set the fees of the independent auditor:

For	Against	Abstain
81,521,476	1,115,617	37,366

4A. To authorize the Company to vote for directors of the Company’s subsidiary, Assured Guaranty Re Ltd. (“AG Re”):

Directors	For	Against	Abstain	Broker Non-Votes
Howard W. Albert	77,878,823	27,489	45,743	4,722,404
Robert A. Bailenson	77,878,603	27,509	45,943	4,722,404
Russell B. Brewer II	77,878,559	27,559	45,937	4,722,404
Gary Burnet	77,878,294	27,829	45,932	4,722,404
Ling Chow	77,879,810	26,558	45,687	4,722,404
Stephen Donnarumma	77,879,283	27,490	45,282	4,722,404
Dominic J. Frederico	77,881,053	25,970	45,032	4,722,404
Walter A. Scott	77,864,454	42,319	45,282	4,722,404

4B. To authorize the Company to appoint PwC as AG Re’s independent auditor for the fiscal year ending December 31, 2020:

For	Against	Abstain
82,372,433	231,893	70,133

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Guaranty Ltd.

By:	/s/ Ling Chow
Name: Ling Chow Title: General Counsel
DATE: May 11, 2020

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